EXHIBIT 99.1



           AES REPORTS STRONG FIRST-QUARTER RESULTS AND REAFFIRMS 2004
                               EARNINGS GUIDANCE
    Operating Income Increased 18% to $618 Million on Sales of $2.3 Billion

ARLINGTON, VA, April 28, 2004 -- The AES Corporation (NYSE: AES) today reported first quarter results that included an increase of 18% in operating income to $618 million on sales of $2.3 billion. AES also reaffirmed its 2004 earnings guidance. The table below summarizes sales, operating income, income from continuing operations, diluted earnings per share from continuing operations, adjusted earnings per share*, and net income for the first quarter of 2004 and 2003.

($ millions except per share)            First Quarter            First Quarter
                                             2004                     2003

Sales                                       $2,257                  $1,911

Operating Income                              $618                    $523

Income From Continuing Operations              $74                     $131

Diluted Earnings Per Share From
Continuing Operations                        $0.12                    $0.23

Adjusted Earnings Per Share*                 $0.17                    $0.13

Net Income                                     $48                      $93

* non-GAAP financial measure - see definition below

Commenting on the results, President and Chief Executive Officer Paul Hanrahan said, "We achieved broad-based, strong and encouraging sales and operating income growth during the quarter across our diversified portfolio of generation and distribution businesses. Our continued focus on operations, combined with stronger macroeconomic fundamentals, are both reflected in this quarter's results, and we continue to see additional opportunity ahead. I'm also encouraged by the progress and rational responses of regulatory authorities on tariff increases. We continued to reduce parent debt with additional repayments and repurchases this quarter totaling $351 million."

Adjusted earnings per share (a non-GAAP financial measure) is defined as diluted earnings per share from continuing operations excluding gains or losses associated with (a) early retirement of debt, (b) mark-to-market amounts related to FAS 133 derivative transactions, (c) foreign currency transaction impacts on net debt, and (d) significant asset impairments. AES believes that adjusted earnings per share better reflect the

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underlying business performance of the Company, and are considered in the
Company's internal evaluation of financial performance. Factors in this determination include the variability associated with mark-to-market gains or losses related to certain derivative transactions, and periodic strategic decisions to dispose of certain assets which may influence results in a given quarter. For the first quarter of 2004, adjusted earnings per share were $0.17, an increase of 31% over adjusted earnings per share of $0.13 for the first quarter of 2003.

Business Segment Results

Sales increased in all four business segments and the segment contribution to gross margin increased in the three largest segments.

o In Contract Generation, AES's largest segment, sales grew 21% to $868 million and gross margin improved 24% to $359 million in the first quarter of 2004. Increases were due primarily to the addition of new generation plants and improved operating results at Gener in Chile, Kilroot in Northern Ireland and generation businesses in Brazil.

o Large Utilities sales increased 17% to $818 million and gross margin improved 18% to $194 million for 2004. Increases were primarily driven by tariff increases at EDC and Eletropaulo along with lower fuel costs, reduced operating costs and favorable currency effects.

o The Growth Distribution segment sales increased 24% to $328 million and gross margin increased 26% to $63 million, respectively, benefiting from improved tariffs and operating results, together with favorable currency effects and improved margins at distribution businesses in El Salvador.

o Sales in Competitive Supply increased 6% to $243 million while gross margin declined 7% to $64 million, primarily as a result of lower capacity revenues and higher coal costs in New York during the first quarter of 2004.

Overall, consolidated sales increased 18% to $2.3 billion for 2004 and total gross margin from the four operating segments increased 19% over 2003 to $680 million. Of the first quarter 2004 total segment gross margin, 53% was from Contract Generation, 29% from Large Utilities, 9% from Growth Distribution and 9% from Competitive Supply.

AES Reaffirms 2004 Forward-Looking Earnings Guidance

AES reaffirmed its 2004 diluted earnings per share from continuing operations guidance of $0.62, excluding the $0.03 per share cost associated with the previously disclosed Gener debt transaction costs. Noting the Company's favorable earnings outlook, Hanrahan said, "We remain optimistic about the

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outlook for sales and earnings growth in 2004 and beyond, as we continue to drive performance through productivity improvement, continued deleveraging, and disciplined growth."

Other

The Company has adopted FASB's Interpretation No. 46 (Revised December 2003) (FIN 46R) regarding the consolidation of variable interest entities as of March 31, 2004. The Company continues to analyze recent interpretations of the pronouncement as they relate to variable interests, including certain power sales agreements, which if applicable, could lead to the deconsolidation of the associated entities. We will report our results consistent with FIN 46R within the first quarter 10Q filing. As the Company adopted FIN 46R on March 31, 2004, the outcome of any potential deconsolidation impacts, if any, will not affect the AES income statement for the three months ended March 31, 2004 and would only have an impact on certain balance sheet amounts and classifications. In future periods adoption of FIN 46R could reduce reported sales and costs of certain entities. This would not affect reported income from continuing operations or diluted earnings per share.

About AES

AES is a leading global power company, with 2003 sales of $8.4 billion. AES operates in 27 countries, generating 45,000 megawatts of electricity through 113 power facilities and delivering electricity through 17 distribution companies. Our 30,000 people are committed to operational excellence and meeting the world's growing power needs. To learn more about AES, please visit www.aes.com or contact AES investor relations at invest@aes.com.

                                      # # #

Attachments: Consolidated Statements of Operation, Condensed Consolidated Balance Sheet, Condensed Consolidated Statement of Cash Flows, Segment Information, Geographic Information, Parent Financial Information and Reconciliation of Adjusted Earnings Per Share.

Conference Call Information: AES will host a conference call today to discuss these results. The call will be held at 8:00 am Eastern Daylight Time (EDT). The call may be accessed via a live webcast which will be available at www.aes.com, or by telephone in listen-only mode at 1-888-694-4641. International callers should dial 1-973-935-8512. Please call at least five minutes before the scheduled start time. You will be requested to provide your name, e-mail address, and affiliation. The Company's First-Quarter 2004 Financial Review Presentation is also available at www.aes.com. A replay of the conference call will be available at www.aes.com, or by telephone until 6:00pm on Friday, May 7, 2004. Callers should dial 1-877-519-4471 and when prompted provide reservation number 4606100, followed by the pound (#) key. International dialers should dial 1-973-341-3080.

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Safe Harbor Disclosure: This news release contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, those related to future earnings, growth and financial and operating performance. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES's current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, continued normal levels of operating performance and electricity demand at our distribution companies and operational performance at our contract generation businesses consistent with historical levels. Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in AES's filings with the Securities and Exchange Commission, including, but not limited to the risks discussed under the caption "Cautionary Statements and Risk Factors" in AES's most recent annual report on Form 10-K. Readers are encouraged to read AES's filings to learn more about the risk factors associated with AES's business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



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

AES CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                           Quarter Ended
                                                                                             March 31,
($ in millions, except per share amounts)                                             2004              2003
                                                                                 ---------------------------------

REVENUES
Sales and services                                                                       $2,257            $1,911

OPERATING COSTS AND EXPENSES
Cost of sales and services                                                                1,577             1,337
Corporate and business development expenses                                                  48                29
Other operating expense, net                                                                 14                22
                                                                                 ---------------   ---------------

Total operating costs and expenses                                                        1,639             1,388
                                                                                 ---------------   ---------------

OPERATING INCOME                                                                            618               523

OTHER INCOME AND (EXPENSE)
Interest expense, net                                                                      (424)             (431)
Other nonoperating expense, net                                                               -                15
Foreign currency transaction (losses) gain                                                   (8)               82
Loss on sale of investments                                                                  (1)                -
Equity in earnings of affiliates                                                             16                24
                                                                                 ---------------   ---------------

INCOME BEFORE INCOME TAXES AND
   MINORITY INTEREST                                                                        201               213

Income tax expense                                                                           64                61
Minority interest expense, net                                                               63                21
                                                                                 ---------------   ---------------

INCOME FROM CONTINUING OPERATIONS                                                            74               131

Loss from operations of discontinued components (net
   of income tax expense of $2 and tax benefit of $4, respectively)                         (26)              (36)
                                                                                 ---------------   ---------------

INCOME BEFORE CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                                                                         48                95

Cumulative effect of accounting change (net of income tax benefit of $1)                      -                (2)
                                                                                 ===============   ===============

NET INCOME                                                                                  $48               $93
                                                                                 ===============   ===============


DILUTED EARNINGS PER SHARE:
Income from continuing operations                                                         $0.12             $0.23
Discontinued operations                                                                   (0.04)            (0.06)
Cumulative effect of accounting change                                                        -                 -
                                                                                 ---------------   ---------------
Total                                                                                     $0.08             $0.17
                                                                                 ===============   ===============

Diluted weighted average shares outstanding (in millions)                                   633               567
                                                                                            ===               ===



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

AES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                             March 31,     December 31,
($ in millions, except per share amounts)                                                      2004           2003
                                                                                          -----------------------------
Assets
   Current Assets:
   Cash and cash equivalents                                                                     $1,120         $1,737
   Restricted cash                                                                                  725            288
   Short term investments                                                                           201            189
   Accounts receivable, net of reserves of $275 and $291, respectively                            1,204          1,211
   Inventory                                                                                        357            376
   Receivable from affiliates                                                                         3              3
   Deferred income taxes - current                                                                  150            136
   Prepaid expenses                                                                                 103             64
   Other current assets                                                                             695            677
   Current assets of held for sale and discontinued businesses                                      223            205
                                                                                          -------------- --------------
    Total current assets                                                                          4,781          4,886

   Property, Plant and Equipment:
   Land                                                                                             739            733
   Electric generation and distribution assets                                                   21,067         21,087
   Accumulated depreciation                                                                      (4,745)        (4,593)
   Construction in progress                                                                       1,389          1,278
                                                                                          -------------- --------------
    Property, plant and equipment, net                                                           18,450         18,505

   Other assets:
   Deferred financing costs, net                                                                    455            430
   Investment in and advances to affiliates                                                         665            648
   Debt service reserves and other deposits                                                         539            534
   Goodwill, net                                                                                  1,381          1,378
   Deferred income taxes - noncurrent                                                               788            781
   Long-term assets of held for sale and discontinued businesses                                    746            750
   Other assets                                                                                   1,945          1,992
                                                                                          -------------- --------------
    Total other assets                                                                            6,519          6,513
                                                                                          -------------- --------------

     Total Assets                                                                               $29,750        $29,904
                                                                                          ============== ==============

Liabilities and Stockholders' Equity
   Current liabilities:
   Accounts payable                                                                              $1,127         $1,122
   Accrued interest                                                                                 366            561
   Accrued and other liabilities                                                                  1,315          1,259
   Current liabilities of held for sale and discontinued businesses                                 728            699
   Recourse debt-current portion                                                                      1             77
   Non-recourse debt-current portion                                                              2,468          2,769
                                                                                          -------------- --------------
    Total current liabilities                                                                     6,005          6,487

   Long-term liabilities:
   Recourse debt                                                                                  5,587          5,862
   Non-recourse debt                                                                             10,687         10,930
   Deferred income taxes                                                                          1,048          1,051
   Long-term liabilities of held for sale and discontinued businesses                                91             94
   Pension liabilities                                                                              924            947
   Other long-term liabilities                                                                    3,150          3,083
                                                                                          -------------- --------------
    Total long-term liabilities                                                                  21,487         21,967

   Minority Interest, including discontinued businesses of $12 and $12, respectively              1,168            805

   Stockholders' equity:
   Common stock                                                                                       6              6
   Additional paid-in capital                                                                     5,363          5,737
   Accumulated deficit                                                                           (1,055)        (1,103)
   Accumulated other comprehensive loss                                                          (3,224)        (3,995)
                                                                                          -------------- --------------
    Total stockholders' equity                                                                    1,090            645
                                                                                          -------------- --------------

     Total Liabilities and Stockholders' Equity                                                 $29,750        $29,904
                                                                                          ============== ==============

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

AES CORPORATION

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                               March 31,       March 31,
($ in millions)                                                                                   2004           2003
                                                                                            ------------------------------
Operations
   Net income                                                                                          $48            $93
   Adjustments:
    Depreciation and amortization-- continuing and discontinued operations                             200            184
    Cumulative effect of change in accounting principle                                                  -              3
    Other non-cash (benefits)/charges                                                                  226            (54)
    Working capital, (net)                                                                             (72)           220
                                                                                            --------------- --------------
     Net cash provided by operating activities                                                         402            446

Investing activities
   Property additions                                                                                 (190)          (265)
   Proceeds from the sales of assets                                                                    27            585
   Increase in restricted cash and other                                                              (453)          (134)
                                                                                            --------------- --------------
     Net cash used in investing activities                                                            (616)           186

Financing activities
   Borrowings (repayments) under the revolving credit facilities, net                                    -              8
   Issuance of non-recourse debt and other coupon bearing securities                                 1,133            269
   Repayments of non-recourse debt and other coupon bearing securities                              (1,473)          (493)
   Payments for deferred financing costs                                                               (40)           (15)
   Issuance of common stock, net                                                                         2              0
   Other financing                                                                                      (9)             6
                                                                                            --------------- --------------

     Net cash used in financing activities                                                            (387)          (225)
     Effect of exchange rate changes on cash                                                           (15)            (1)
                                                                                            --------------- --------------

   Total (decrease) increase in cash and cash equivalents                                             (616)           406
   Increase in cash and cash equivalents of discontinued operations and
    businesses held for sale                                                                            (1)           (18)
   Cash and cash equivalents, beginning                                                              1,737            792
                                                                                            --------------- --------------

   Cash and cash equivalents, ending                                                                $1,120         $1,180
                                                                                            =============== ==============



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AES CORPORATION

SEGMENT INFORMATION

                                                                                       Quarter Ended
                                                                                         March 31,
($ in millions)                                                                    2004              2003
                                                                               --------------------------------
BUSINESS SEGMENTS

REVENUES
   Contract Generation                                                                  $868              $716
   Competitive Supply                                                                    243               229
   Large Utilities                                                                       818               702
   Growth Distribution                                                                   328               264
                                                                               --------------   ---------------

      Total sales                                                                      2,257             1,911

GROSS MARGIN
   Contract Generation                                                                  $359              $290
   Competitive Supply                                                                     64                69
   Large Utilities                                                                       194               165
   Growth Distribution                                                                    63                50
                                                                               --------------   ---------------

      Total gross margin                                                                 680               574

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
   Contract Generation                                                                  $190              $169
   Competitive Supply                                                                     55                70
   Large Utilities                                                                       117                73
   Growth Distribution                                                                    31                38
   Corporate                                                                            (192)             (137)
                                                                               --------------   ---------------

      Total income before income taxes                                                   201               213

---------------------------------------------------------------------------------------------------------------

GEOGRAPHIC SEGMENTS

REVENUES
   North America                                                                        $546              $546
   Caribbean                                                                             390               347
   South America                                                                         879               675
   Europe/Africa                                                                         275               236
   Asia                                                                                  167               107
                                                                               --------------   ---------------

      Total sales                                                                      2,257             1,911

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST
   North America                                                                        $118              $119
   Caribbean                                                                              61                57
   South America                                                                          92                68
   Europe/Africa                                                                          57                61
   Asia                                                                                   65                45
   Corporate                                                                            (192)             (137)
                                                                               --------------   ---------------

      Total income before income taxes                                                   201               213



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                             The AES Corporation
                          Parent Financial Information



Parent only data: last four quarters
($ in millions)                                                                                4 Quarters Ended
                                                                               June 30,    September 30,   December 31,    March 31,
 Total subsidiary distributions & returns of capital to Parent                  2003           2003            2003          2004
                                                                               Actual         Actual          Actual        Actual
                                                                             ----------    ------------    ------------    ---------
Subsidiary distributions to Parent                                           $     773      $      909       $   1,008      $1,076
Net distributions to/(from) QHCs (1)                                               208             139              46           2
                                                                             -----------   -------------   ------------    ---------
Subsidiary distributions                                                           981           1,048           1,054       1,078

Returns of capital distributions to Parent                                          54             248             242         244
Net returns of capital distributions to/(from) QHCs (1)                              6              (1)              0           0
                                                                             -----------   -------------   ------------    ---------
Returns of capital distributions                                                    60             247             242         244

Combined distributions & return of capital received                              1,041           1,295           1,296       1,322
Less: combined net distributions & returns of capital to/(from) QHCs (1)          (214)           (138)            (46)         (2)
                                                                             -----------   -------------   ------------    ---------
Total subsidiary distributions & returns of capital to Parent                $     827      $    1,157       $   1,250      $1,320
                                                                             ===========   =============   ============    =========

Parent only data: quarterly
($ in millions)                                                                                    Quarter Ended
                                                                               June 30,    September 30,   December 31,    March 31,
 Total subsidiary distributions & returns of capital to Parent                  2003           2003           2003           2004
                                                                               Actual         Actual          Actual        Actual
                                                                             -----------   -------------   ------------    ---------
Subsidiary distributions to Parent                                            $    312      $      312       $     248      $  204
Net distributions to/(from) QHCs (1)                                               (12)              7               7           0
                                                                             -----------   -------------   ------------    ---------
Subsidiary distributions                                                           300             319             255         204

Returns of capital distributions to Parent                                          24             199              17           4
Net returns of capital distributions to/(from) QHCs (1)                              6              (7)              1           0
                                                                             -----------   -------------   ------------    ---------
Returns of capital distributions                                                    30             192              18           4

Combined distributions & return of capital received                                330             511             273         208
Less: combined net distributions & returns of capital to/(from) QHCs (1)             6               0              (8)          0
                                                                             -----------   -------------   ------------    ---------
Total subsidiary distributions & returns of capital to Parent                 $    336      $      511       $     265      $  208
                                                                             ===========   =============   ============    =========


Liquidity (2)                                                                              Balance at
($ in millions)                                                     March 31,   June 30,    September 30,  December 31,    March 31,
                                                                      2003       2003          2003           2003           2004
                                                                     Actual     Actual        Actual          Actual        Actual
                                                                   ---------- ---------    --------------  -----------     ---------
Cash at Parent                                                     $     395   $   923      $       525     $     865       $  268
Availability under revolver                                               28        39              172           180          371
Cash at QHCs (1)                                                          66        29               41            26           17
                                                                   ---------- ---------    --------------  -----------     ---------
 Ending liquidity                                                  $     489   $   991      $       738     $   1,071       $  656
                                                                   ========== =========    ==============  ===========     =========


(1) The cash held at qualifying holding companies (QHCs) represents cash sent to subsidiaries of the company domiciled outside of the US. Such subsidiaries had no contractual restrictions on their ability to send cash to AES, the parent company. Cash at those subsidiaries was used for investment and related activities outside of the US. These investments included equity investments and loans to other foreign subsidiaries as well as development and general costs and expenses incurred outside the US. Since the cash held by these qualifying holding companies is available to the parent, AES uses the combined measure of subsidiary distributions to parent and qualified holding companies as a useful measure of cash available to the parent to meet its international liquidity needs.
(2) AES believes that unconsolidated parent company liquidity is important to the liquidity position of AES as a Parent company because of the non-recourse nature of most of AES's indebtedness.




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
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AES CORPORATION

RECONCILIATION OF ADJUSTED EARNINGS PER SHARE (1)

                                                                                                Quarter Ended
                                                                                                  March 31,
($ in millions)                                                                          2004                  2003
                                                                                    ----------------    ----------------


Adjusted Diluted EPS From Continuing Operations                                               $0.17               $0.13

   FAS 133 Mark-to-Market Gains/(Losses) (2)                                                  (0.04)              (0.01)
   Currency Transaction Gains/(Losses)                                                            -                0.10
   Asset Impairment                                                                               -               (0.01)
   Debt Retirement Gains/(Losses)                                                             (0.01)               0.02

Diluted EPS From Continuing Operations                                                        $0.12               $0.23




(1) Adjusted earnings per share (a non-GAAP financial measure) is defined as diluted earnings per share from continuing operations excluding gains or losses associated with (a) early retirement of debt, (b) mark-to-market amounts related to FAS 133 derivative transactions, (c) foreign currency transaction impacts on net debt, and (d) significant asset impairments.
     AES believes that adjusted earnings per share better reflect the underlying business performance of the Company, and are considered in the Company's internal evaluation of financial performance. Factors in this determination include the variability associated with mark-to-market gains or losses related to certain derivative transactions, and periodic strategic decisions to dispose of certain assets which may influence results in a given quarter.

(2) Includes $(0.03) related to Gener debt restructuring costs included in interest expense in the first quarter of 2004.